                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               Matthew J. Poznar

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Matthew J. Poznar                                 Dated as of May 27, 2015
       ----------------------------------------------------
       Matthew J. Poznar

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of February 4, 2013
Filed on Form S-6
File Numbers:

333-114401
333-114404

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                              Peter F. Sannizarro

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Peter F. Sannizarro                               Dated as of February 4, 2013
       ----------------------------------------------------
       Peter F. Sannizarro

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of February 4, 2013
Filed on Form S-6
File Numbers:

333-114401
333-114404

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Robert W. Paiano

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such person.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Robert W. Paiano                                  Dated as of February 4, 2013
       ----------------------------------------------------
       Robert W. Paiano

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of February 4, 2013
Filed on Form S-6
File Numbers:

333-114401
333-114404

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Brion S. Johnson

does hereby authorize Christopher M. Grinnell and/or Sadie R. Gordon, individually, to sign as his agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Brion S. Johnson                                  Dated as of October 20, 2014
       ----------------------------------------------------
       Brion S. Johnson

APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of October 20, 2014
Filed on Form S-6
File Numbers:

333-114401
333-114404